                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 29, 2003

                            WEST POINTE BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)



               ILLINOIS                              0-30505                             36-4149655
   (State or Other Jurisdiction of          (Commission File Number)        (IRS Employer Identification Number)
            Incorporation)




                5701 West Main Street, Belleville, Illinois  62226

               (Address of Principal Executive Office)     (Zip Code)



       Registrant's telephone number, including area code: (618) 234-5700







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ITEM 7.  EXHIBITS

(c)  EXHIBITS

         99.1 Registrant's Press Release dated October 29, 2003 announcing its 2003 third quarter earnings


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 29, 2003, West Pointe Bancorp, Inc. issued a press release regarding its financial results for the nine months and quarter ended September 30, 2003. The full text of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        West Pointe Bancorp, Inc.
                                        (Registrant)

Date: October 29, 2003              By: /s/ Terry W. Schaefer
                                        ----------------------------------------
                                        Terry W. Schaefer
                                        President, Chief Executive Officer, and
                                        Director



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                          DESCRIPTION
99.1            Press Release dated October 29, 2003, captioned "West Pointe Bancorp,
                Inc. Reports Third Quarter 2003 Net Income."



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